QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2001

TCF Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10253 (Commission File Number)	41-1591444 (IRS Employer Notification No.)
200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693 (Address of principal executive offices)

(612) 661-6500
(Registrant's Telephone Number)

Item 9. Regulation FD Disclosure

    Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by Mr. William A. Cooper, Chairman and Chief Executive Officer, or other senior officers. This information includes selected financial and operational information through the first quarter of 2001 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP). Most, but not all, of the selected financial information furnished herein is derived from TCF Financial Corporation's (the Company) consolidated financial statements and related footnotes prepared in accordance with GAAP and management's decision and analysis included in the Company's reports on Forms 10-K and 10-Q. The Company's annual financial statements are subject to independent audit. Certain financial information has not been prepared in accordance with GAAP. Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

    The presentation is also available on the Company's website at www.tcfexpress.com. TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

A Leader In
Convenience Banking

1.) Corporate Profile

    At March 31, 2001

  *
  $11.8 billion bank headquartered in Minnesota; 40th largest* bank in the U.S. based on market cap

  *
  352 branches, including 215 full-service supermarket branches (4th largest in U.S.); 1,368 ATMs, 970 off-site; 1.2 million checking accounts; 1.1 million TCF Express Cards (13th largest U.S. Visa debit card issuer ranked by sales volume)**

  *
  EPS +22%

  *
  Repurchased 1.6 million shares in 2001, and 16.4 million shares since January 1998 or 18% of shares outstanding (net of reissued)

*
Source: Thompson Financial

**
Source: Visa, at December 31, 2000

2.) Corporate Profile

    At March 31, 2001

  *
  Bank Branches located in six states

Traditional	137	Colorado	12
Supermarket	215	Illinois	168

Total	352	Michigan	55

		Minnesota	84
		Wisconsin	32
		Indiana	1

3.) Corporate Philosophy

  *
  TCF competes by offering convenient services (open 7 days a week, 360+ days/year, supermarket branches, ATMs, phone banking, Internet banking, etc.)

  *
  TCF banks everybody, including middle and lower income customers

  *
  TCF emphasizes Power Business Lines that create and grow Power Assets® and Power Liabilities®

  *
  TCF is expanding top-line revenue growth through de novo expansion (opened 164 new bank branches since January 1998, and TCF Leasing begun in 1999) and the introduction of new products and services

4.) Commercial Lending +22%*

	1997	1998	1999	2000	2001
	($ millions)
Commercial Business	$240.2	$289.1	$351.4	$410.4	$413.5
Commercial Real Estate	$859.9	$811.4	$1,073.5	$1,371.9	$1,431.5

Total	$1,100	$1,101	$1,425	$1,782	$1,844

*
Twelve-month growth rate

5.) Commercial Loans

As of March 31, 2001

  *
  Commercial Real Estate—$1,431 million, 24% apartment loans

  *
  Commercial Business—$413 million

  *
  Only 4.29% of outstanding loans are shared national credits, all in market, all current

  *
  Yield 8.43%

  *
  Over-30-day delinquency rate .78%

  *
  Net recovery .01%

  *
  CRE location mix 87% Midwest, 13% Other

  *
  Approximately 97% secured

6.) Consumer Home Equity Lending +9%*

Loan to value	1997	1998	1999	2000	2001
	($ millions)
80% or less	N/A	$970.2	$949.0	$988.5	$998.2
Over 80-90%	N/A	$453.5	$570.6	$648.2	$671.0
Over 90-100%	N/A	$48.5	$398.9	$486.5	$493.6
Over 100%	N/A	$54.0	$56.5	$45.6	$46.7

Total	$1,520	$1,526	$1,975	$2,169	$2,210

*
Twelve-month growth rate

7.) Consumer Home Equity Loans

As of March 31, 2001

  *
  Consumer home equity loans and lines of credit 46% variable rate and 54% fixed rate

  *
  69% are closed-end loans, 31% lines of credit

  *
  Yield 9.81%

  *
  Over-30-day delinquency rate .92%

  *
  Net charge-offs .12%

  *
  Average current loan to value 77%

  *
  Average FICO score 690

  *
  Average debt to income 33%

8.) Leasing and Equipment Finance +62%*

	1997	1998	1999	2000	2001
	($ millions)
Winthrop	$369	$399	$418	$357	$353
TCF Leasing	$—	$—	$75	$499	$544

Total Loans and Leases	$369	$399	$493	$856	$897

*
Twelve-month growth rate

9.) Leasing and Equipment Finance

March 31, 2001

  *
  June 1997, purchased Winthrop Resources Corporation—specializing in business-equipment leasing

  *
  Launched TCF Leasing, Inc.—specializing in general equipment leasing in September 1999

  *
  Uninstalled backlog of $162.3 million

  *
  Residuals as a % of portfolio are 4% (excluding leveraged leases) vs. industry average range from 10-20%*

  *
  Over 30-day delinquency rate 1.21%

  *
  Net charge-offs .30%

*
Source: ELA Survey, January 26, 2001

10.) Net Charge-Offs

	1997	1998	1999	2000	2001
	($ millions)
Net Charge-offs	$17.9	$25.9	$26.4	$3.9	$1.0
Net Charge-offs (Excluding Auto)	$4.1	$6.1	$5.2	$5.3	$1.5
NCOs (excluding auto)	.08%	.09%	.07%	.06%	.07%
NPAs/Loans & Leases	.84%	.69%	.45%	.55%	.56%

11.) Credit Quality

As of March 31, 2001

  *
  With the change in the loan mix, reserves are up $12.4 million from year-end 1999

  *
  Net charge-offs to average loans .05%, 2nd Best of the Top 50 *

  *
  Non-performing assets to loans and leases .56%

  *
  Over 30-day delinquency rate .72%

Corporate	0.78%
Consumer	0.96%
Residential Real Estate	0.41%
Leasing	1.21%
*
Source: Keefe, Bruyette & Woods, Inc., December 31, 2000

12.) Retail Distribution Growth

	1997	1998	1999	2000	2001*
Supermarket Branches (215)	63	160	195	213	215
Traditional Branches (137)	158	151	143	139	137

Total	221	311	338	352	352

Traditional Branch Openings	4	7	1	3	0
Supermarket Branch Openings	15	99	34	22	2
*
Anticipate opening approximately 30 more branches in 2001

13.) Supermarket—Fee Income Growth +27%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	N/A	$8.8	$17.4	$23.3	$29.6
Second Quarter	N/A	$13.2	$21.6	$28.5	XX.X
Third Quarter	N/A	$14.7	$23.1	$30.0	XX.X
Fourth Quarter	N/A	$16.8	$24.6	$30.2	XX.X

Total	$22	$53	$87	$112	$30

*
YTD growth rate ('01 vs. '00)

14.) Supermarket—Deposit Growth +22%*

	1997	1998	1999	2000	2001
Deposits ($ millions)	$379	$618	$826	$1,074	$1,153
Checking A/Cs (# in 000's)	144	260	351	428	453
*
Twelve-month growth rate

15.) Supermarket Consumer Loans +22%*

	1997	1998	1999	2000	2001
Consumer Loans ($ millions)	$88	$108	$193	$233	$248
*
Twelve-month growth rate

16.) TCF Express Card +33%*

	TCF Express Card Revenue
	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$0.3	$1.9	$3.5	$6.0	$8.0
Second Quarter	$0.7	$2.7	$4.8	$7.1	X.X
Third Quarter	$1.1	$3.0	$5.3	$7.5	X.X
Fourth Quarter	$1.6	$3.5	$5.9	$8.1	X.X

Total	$3.7	$11.1	$19.5	$28.7	$8.0

# Cards (# in 000's)	602	774	929	1,057	1,116
*
YTD growth rate ('01 vs. '00)

17.) TCF Express Card

  *
  13th largest U.S. Visa debit card issuer*

  *
  4.7 million average transactions per month in 1Q01

  *
  34.5% increase in the number of customer purchases**

  *
  15.5% increase on accounts with TCF Express Cards**

  *
  Interchange revenue of $8.0 million, an increase of 33.3%**

*
Source: Visa, at December 31, 2000; Ranked by sales volume

**
1Q01 vs. 1Q00

18.) TCF Express Card and ATM Revenue Growth +12%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$6.3	$10.1	$14.4	$17.4	$19.4
Second Quarter	$7.3	$12.6	$16.9	$19.9	XX.X
Third Quarter	$8.4	$13.5	$18.0	$20.9	XX.X
Fourth Quarter	$8.8	$14.3	$17.8	$19.9	XX.X

Total	$31	$51	$67	$78	$19

*
YTD growth rate ('01 vs. '00)

19.) TCF Express Phone Card

  *
  Launched in February 2000

  *
  Customers earn free long-distance minutes from MCI WorldCom every time they make a purchase totaling $10 or more using their free TCF Express Cards

  *
  12.7 million phone minutes awarded in 2001

  *
  Increased activation and usage rate on TCF Express Cards

  *
  Additional free service to customers

20.) ATMs

March 2001

  *
  1,368 ATMs in the Midwest: 398 on-site and 970 off-site

  *
  3.6 million transactions per month at TCF ATMs (34% non-TCF deposit customers)

  *
  1.2 million TCF customer transactions per month at non-TCF ATMs

  *
  1.3 million ATM cards outstanding

21.) Number of Checking Accounts +9%*

(Thousands)	1997	1998	1999	2000	2001
Bank Branches	605	614	628	640	643
Free Small Business Checking	23	39	53	63	66
Supermarket Branches	144	260	351	428	453

Total	772	913	1,032	1,131	1,162

Average Rate	0.45%	0.22%	0.21%	0.20%	0.20%
*
Twelve-month growth rate

22.) Fee Revenue Per Retail Checking Account +18%*

	1997	1998	1999	2000	2001
Fee Revenue per Retail Checking Account	$124	$143	$168	$190	$194
*
YTD growth rate ('01 vs. '00)

23.) Diluted EPS Growth +22%*

	1997	1998	1999	2000	2001
			($)
First Quarter	$0.40	$0.43	$0.44	$0.51	$0.62
Second Quarter	$0.42	$0.45	$0.49	$0.59	X.XX
Third Quarter	$0.43	$0.42	$0.52	$0.59	X.XX
Fourth Quarter	$0.43	$0.46	$0.55	$0.66	X.XX

Total	$1.69	$1.76	$2.00	$2.35	$0.62

Cash EPS	$1.73	$1.88	$2.10	$2.44	$0.64
*
YTD growth rate ('01 vs. '00)

24.) Net Income +18%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$33.0	$39.9	$37.3	$40.7	$48.2
Second Quarter	$34.9	$40.2	$41.0	$46.7	XX.X
Third Quarter	$37.2	$36.6	$42.8	$46.7	XX.X
Fourth Quarter	$39.9	$39.5	$45.0	$52.2	XX.X

Total	$145	$156	$166	$186	$48

Cash Net Income	$149	$167	$174	$194	$50
*
YTD growth rate ('01 vs. '00)

25.) Net Interest Income +7%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$90.1	$109.2	$104.8	$106.8	$113.8
Second Quarter	$92.6	$107.3	$106.7	$110.2	XX.X
Third Quarter	$99.9	$104.6	$106.6	$110.7	XX.X
Fourth Quarter	$111.0	$104.7	$106.1	$110.8	XX.X

Total	$394	$426	$424	$439	$114

*
YTD growth rate ('01 vs. '00)

26.) Net Interest Income—Adjusted

	1997	1998	1999	2000	2001
	($ millions)
Net Interest Income	$394	$426	$424	$439	$114
Net Interest Income Less Net Charge-offs	$376	$400	$398	$435	$113
Net Interest Margin	5.20%	4.84%	4.47%	4.35%	4.35%
Net Interest Margin Less Net Charge-offs	4.96%	4.54%	4.19%	4.32%	4.32%

27.) Fees and Other Revenues +14%*

	1997	1998	1999	2000	2001
	($ millions)
First Quarter	$41.0	$53.3	$63.9	$73.0	$83.2
Second Quarter	$45.8	$58.5	$68.4	$82.4	XX.X
Third Quarter	$50.2	$66.0	$72.1	$85.3	XX.X
Fourth Quarter	$51.6	$64.7	$74.8	$88.1	XX.X

Total	$189	$243	$279	$329	$83

2.95% of Average Assets in 1Q01

42% of Total Revenues for YTD 2001

*
YTD growth rate ('01 vs. '00)

28.) TCF Growth Strategies

Core Business	Emerging Business	Strategic Initiatives
Traditional Branches	Supermarket Banking	New Card Products
Commercial Lending	Supermarket Consumer Lending	Discount Brokerage
Consumer Lending	TCF Express Card	Business Banking
Mortgage Lending	Leasing & Equipment Finance	Debt Waiver
Insurance Products
ATMs	Internet Banking
Campus Banking

29.) New Businesses

  *
  Discount Brokerage
  *
  De novo

    *
    Cross selling and account growth opportunities

    *
    Expanded fee income generation

  *
  Business Banking
  *
  Totally Free Small Business Checking Accounts

  *
  Business loans up to $35,000

  *
  Home Equity loans up to $500,000

  *
  TCF Business Express Card

  *
  Business Insurance products

  *
  Merchant Processing

  *
  Payroll Services

30.) New Businesses

  *
  Debt waiver
  *
  Piloted in Colorado and Michigan

  *
  Another source of fee revenue

  *
  Insurance Products
  *
  Single premium life insurance product

  *
  Began selling summer 2000

31.) How We Are Doing

Financial
Highlights

32.) Financial Highlights

$ in millions, except per-share data

	1Q01	1Q00	Change
Top-Line Revenue	$197.0	$179.8	10%
Provision	$2.4	$1.0	145%
Non-Interest Expenses	$120.5	$112.6	7%
Non-Operating Income	$3.3	$—	—%
Net Income	$48.2	$40.7	18%
Diluted Earnings per Share	$0.62	$0.51	22%
ROA	1.71%	1.53%	18 bps
RORTE	26.23%	24.09%	214 bps
Diluted Cash Earnings per Share	$0.64	$0.53	21%
Cash ROA	1.77%	1.60%	17 bps
Cash RORE	22.31%	20.12%	219 bps

33.) Power Profits

	1Q01
Average Balance ($ in millions)	Balance	Income*	% Profit
Commercial Lending	$1,797	$3,592	7%
Consumer Lending	2,423	7,919	16%
Leasing and Equipment Finance	879	4,555	9%
Mortgage Banking	107	1,051	2%

Total Power Assets®	$5,206	$17,117	34%

Traditional Branches (137)	$5,729	$17,809	36%
Supermarket branches (215)	1,084	1,657	3%

Total Power Liabilities®	$6,813	$19,466	39%

Equity		7,336	15%

Total Power Businesses		$43,919	88%

Treasury & Other		6,204	12%

Total Cash Net Income		$50,123	100%

*
Profit center cash net income ($ in 000's)

34.) TCF vs. Top 50 Banks*

    December 31, 2000

	TCF	Top 50 Banks Average
ROA	1.72%	1.28%
	TCF	Top 50 Banks Average
ROCE	22.64%	16.48%
*
Represents the fifty largest banks in the U.S. based on asset size at 12/31/00

Source: Thompson Financial

35.) TCF vs. Top 50 Banks*

    December 31, 2000

	TCF	Top 50 Banks Average
YTD Net Interest Margin	4.35%	3.60%
	TCF	Top 50 Banks Average
YTD Diluted EPS Growth	17.5%	3.1%
*
Represents the fifty largest banks in the U.S. based on asset size at 12/31/00

Source: Thompson Financial, Bloomberg

36.) Cautionary Statement

    This investor presentation contains "forward-looking" statements, such as TCF's philosophy. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties. The investor presentation provides data as of the end of the first quarter 2001 (March 31, 2001). From time-to-time, we may add information, but the financial information will generally be updated only quarterly, and thus the data will not disclose current quarter information. Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP). Investors should consult TCF's Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

37.)

    NYSE: TCB

A Leader In Convenience Banking

Glossary of Financial Terms

Cash Net Income

    Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

    Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

    Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

    Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

    Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

    Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

    Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Profit Center Cash Net Income

    Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

    Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

    Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

    Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

    Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Tangible Equity

    Total stockholders' equity less goodwill and deposit based intangibles.

Top-Line Revenue

    Net interest income plus Fees and Other Revenues.

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

    Dated: May 9, 2001

TCF FINANCIAL CORPORATION
By:	/s/ NEIL W. BROWN Neil W. Brown Its Executive Vice President Chief Financial Officer and Treasurer

QuickLinks

TCF Financial Corporation A Leader In Convenience Banking